STIPULATION AND AGREEMENT OF COMPROMISE, SETTLEMENT, AND RELEASE 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 ROBBINS LLP BRIAN J. ROBBINS (190264) CRAIG W. SMITH (164886) SHANE P. SANDERS (237146) GEORGE C. AGUILAR (126535) MICHAEL J. NICOUD (272705) 5060 Shoreham Place, Suite 300 San Diego, CA 92122 Telephone: 619/525-3990 619/525-3991 (fax) brobbins@robbinsllp.com csmith@robbinsllp.com ssanders@robbinsllp.com gaguilar@robbinsllp.com mnicoud@robbinsllp.com Attorneys for Plaintiffs [Additional counsel appear on signature page.] SUPERIOR COURT OF THE STATE OF CALIFORNIA COUNTY OF SAN FRANCISCO TIMOTHY HIMSTREET and MONTINI FAMILY TRUST, Derivatively on Behalf of WELLS FARGO & COMPANY, Plaintiffs, vs. CHARLES W. SCHARF, et al., Defendants, – and – WELLS FARGO & COMPANY, a Delaware Corporation, Nominal Defendant. ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) Case No. CGC-22-599223 STIPULATION AND AGREEMENT OF COMPROMISE, SETTLEMENT, AND RELEASE Judge: Honorable Jeffrey S. Ross Dept.: 606 Date Action Filed: April 19, 2022 Exhibit 99.2

- 2 - STIPULATION AND AGREEMENT OF COMPROMISE, SETTLEMENT, AND RELEASE 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 I. INTRODUCTION This Stipulation and Agreement of Compromise, Settlement, and Release (the “Stipulation” or the “Settlement”) is made and entered into by and among the following Parties (as defined, infra), and by and through their respective counsel: (i) Timothy Himstreet and Montini Family Trust (“Plaintiffs”) (on behalf of themselves and derivatively on behalf of Wells Fargo & Company (“Wells Fargo” or the “Company” or the “Bank”)); (ii) Charles W. Scharf, Charles H. Noski, Donald M. James, Suzanne M. Vautrinot, Ronald L. Sargent, Juan A. Pujadas, Celeste A. Clark, Theodore F. Craver, Jr., Maria R. Morris, Wayne M. Hewett, Richard B. Payne, Jr., Timothy J. Sloan, Elizabeth A. Duke, and C. Allen Parker (the “Individual Defendants”); and (iii) Nominal Defendant Wells Fargo (together with the Individual Defendants, the “Defendants,” and together with Plaintiffs, the “Parties”). This Stipulation is intended by the Parties to fully, finally and forever resolve, discharge, settle, and dismiss with prejudice the Derivative Action and all Released Claims against the Released Parties (all as defined, infra) upon Court approval and subject to the terms and conditions hereof. II. HISTORY OF THE ACTION A. Initiation of Litigation in the Northern District of California Plaintiffs Himstreet and Montini Family Trust each filed stockholder derivative actions on behalf of and for the benefit of Wells Fargo, on December 10, 2020,1 in the United States District Court for the Northern District of California. On February 16, 2021, Plaintiffs’ actions were consolidated with a third derivative action, and counsel for Plaintiffs were appointed as lead counsel for the consolidated action (the “Northern District Action”).2 Plaintiffs in the Northern District Action filed a consolidated complaint on April 23, 2021. The consolidated complaint alleged violations of the Securities Exchange Act of 1934, breaches of fiduciary duty, waste of corporate assets, and unjust enrichment in connection with purported mismanagement of and noncompliance with a series of regulatory consent orders regarding consumer banking practices and the risk 1 These actions are: Himstreet v. Scharf, et al., Case No. 3:20-cv-08750 and Montini Family Trust v. Scharf, et al., Case No. 3:20-cv-08752. 2 The third action is Cotton v. Scharf, et al., Case No. 3:20-cv-09169, filed on December 17, 2020.

- 3 - STIPULATION AND AGREEMENT OF COMPROMISE, SETTLEMENT, AND RELEASE 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 management framework of the Company on the part of certain executive officers and directors of the Company. On June 22, 2021, Wells Fargo filed a motion to dismiss the Northern District Action. The court in the Northern District Action granted Wells Fargo’s motion to dismiss on February 4, 2022, dismissing Plaintiffs’ federal claims with prejudice, and dismissing Plaintiffs’ state law claims without prejudice to refiling in state court. B. Filing and Demurrers in this Court On April 19, 2022, Plaintiffs filed a Stockholder Derivative Complaint for Breach of Fiduciary Duty, Waste of Corporate Assets, and Unjust Enrichment in this Court (the “Derivative Action”). Plaintiffs’ complaint alleged breaches of fiduciary duty by the Individual Defendants3 stemming from the purported mismanagement of and noncompliance with a series of regulatory consent orders regarding consumer banking practices and the risk management framework of the Company. On July 18, 2022, Wells Fargo filed a demurrer arguing that Plaintiffs had failed to adequately allege demand futility. On August 19, 2022, Plaintiffs opposed the demurrer. On October 5, 2022, the Court overruled Wells Fargo’s demurrer, in part, finding that Plaintiffs had adequately alleged that demand on Wells Fargo’s Board would have been futile as to all allegations except those concerning false and misleading statements (the “Demurrer Order”). On November 16, 2022, Wells Fargo filed a Petition for Writ of Mandate in the California Court of Appeal, asking the Court of Appeal to vacate the Demurrer Order and to issue a new order sustaining the Company’s demurrer in its entirety (the “Writ Petition”). Plaintiffs opposed the Writ Petition. On December 14, 2022, the Court of Appeal summarily denied the Writ Petition. On January 17, 2023, the Individual Defendants moved to strike certain allegations in Plaintiffs’ initial complaint concerning alleged public misstatements, in light of the Demurrer Order. On April 7, 2023, the Court entered an order partially granting and partially denying the motion to strike. On May 3, 2023, Plaintiffs filed an amended complaint to reflect and comport with the Court’s order on the motion to strike (the “Operative Complaint”). 3 Initially, the individual defendants in this action included all the Individual Defendants plus John R. Shrewsberry. Shrewsberry is no longer a defendant in the action, following the Court’s sustaining of the individual demurrer he filed.

- 4 - STIPULATION AND AGREEMENT OF COMPROMISE, SETTLEMENT, AND RELEASE 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 On June 9, 2023, each individual defendant except for Scharf, Parker, and Shrewsberry filed their respective answers to the Operative Complaint. That same day, defendants Scharf, Parker, and Shrewsberry, each filed a demurrer, arguing that Plaintiffs had not sufficiently plead any claims against them. Plaintiffs filed an omnibus opposition to the three demurrers on August 16, 2023. On January 26, 2024, the Court overruled the demurrers filed by defendants Scharf and Parker, and sustained the demurrer filed by (now-former) defendant Shrewsberry. C. Intervention in and Stay of Related Federal Court Action Three related derivative actions were filed in the Northern District of California following the Demurrer Order. The first was filed on May 19, 2023 by City of Hollywood Firefighters’ Pension System (“City of Hollywood”), City of Hollywood Firefighters’ Pension System v. Black, et al., No. 4:23-cv-02445-JST. The second was filed on July 18, 2023 by Sheet Metal Workers Local No. 33 (Cleveland District) Pension Fund (“Local 33”), Martin, et al. v. Black, et al., No. 4:23-cv-03564- JST. The third was filed on October 5, 2023 by Fire and Police Pension Association of Colorado (“FPPA”), Fire and Police Pension Association of Colorado v. Baker, II, et al., No. 4:23-cv-05112- DMR. On January 2, 2024, these actions were consolidated in the Northern District of California, and City of Hollywood was appointed as lead plaintiff (after consolidation, the “Federal Action”). City of Hollywood filed a consolidated complaint on February 16, 2024, again containing similar claims to those alleged in the Derivative Action. On March 29, 2024, Plaintiffs filed a motion to intervene and to stay or dismiss the Federal Action, on the basis that it is substantially similar and seeks virtually identical relief, and is thus duplicative of the Derivative Action. On June 5, 2024, the Northern District of California granted Plaintiffs’ motion to stay, staying the Federal Action until the resolution of the Derivative Action. The Northern District of California in staying the action, held that the Derivative Action and the Federal Action “arise from the same operative facts, name similar pertinent parties, and attempt to accomplish the same goal – namely, holding Wells Fargo’s officers and directors accountable for alleged compliance deficiencies and failure to fulfill fiduciary duties.” The Northern District of California further held that both cases “resolve nearly identical issues, granting a stay would almost certainly prevent duplicative efforts, mitigate the risk of conflicting results, and conserve judicial

- 5 - STIPULATION AND AGREEMENT OF COMPROMISE, SETTLEMENT, AND RELEASE 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 resources.” Order Granting Motion to Intervene and Stay at 10, City of Hollywood Firefighters’ Pension System v. Black, et al., No. 4:23-cv-02445-JST (N.D. Cal. June 6, 2024), ECF 141. D. The Parties’ Discovery Efforts Plaintiffs have engaged in significant discovery efforts. Plaintiffs have, among other things, served formal document requests upon Wells Fargo and the Individual Defendants; served a notice of deposition on Wells Fargo, seeking to depose the person(s) most knowledgeable at the Company concerning a number of relevant subject matters; served a non-party deposition subpoena for the production of business records on McKinsey & Company, Inc., seeking documents relevant to Wells Fargo’s actions in response to certain consent orders; served form and special interrogatories upon Wells Fargo and the Individual Defendants; and communicated with various regulators concerning the production of certain documents that Wells Fargo contends that it is prohibited by federal regulation from disclosing absent authorization because the documents contain confidential supervisory information. Wells Fargo, in response to Plaintiffs’ discovery requests, has produced nearly two million pages of discovery. Plaintiffs and Wells Fargo have had numerous meet and confers regarding discovery disputes, which culminated in Plaintiffs filing a motion to compel the production of further documents from Wells Fargo. Following the Court’s denial of this motion on procedural grounds, Plaintiffs and Wells Fargo continued to further negotiate the scope of discovery, consistent with the Court’s order. E. Mediation and Subsequent Settlement Efforts On November 15, 2024, the Parties and the Insurers (defined below) participated in a full-day, in-person mediation session in New York, NY before former U.S. District Judge Layn Phillips. The Parties engaged in substantial briefing before the session. Though the Parties made significant progress at the mediation, a settlement was not reached during the in-person session. In the weeks that followed, with the assistance of Judge Phillips, the Parties continued to further engage in an effort to resolve the action. Finally, on February 28, 2025, the Parties reached the negotiated settlement described herein.

- 6 - STIPULATION AND AGREEMENT OF COMPROMISE, SETTLEMENT, AND RELEASE 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 III. CLAIMS OF PLAINTIFFS AND BENEFITS OF SETTLEMENT Plaintiffs have thoroughly reviewed and analyzed the facts and circumstances relating to the claims asserted in the Derivative Action, including conducting arm’s-length discussions with counsel to the Individual Defendants and Wells Fargo, reviewing publicly available information, analyzing the extensive discovery record, and reviewing applicable case law and other authorities. Plaintiffs brought their claims in good faith and continue to believe that their claims have legal merit. However, Plaintiffs recognize that there are legal and factual defenses to the claims asserted in the Derivative Action, which present substantial risks to the successful resolution of any litigation, especially in complex shareholder derivative litigation such as the Derivative Action. Accordingly, in light of these risks and based on their evaluation of the claims and their substantial experience, Plaintiffs and Plaintiffs’ Counsel have determined that the Settlement, which confers substantial benefits upon Wells Fargo and its shareholders, is fair, reasonable and adequate, and in the best interests of the Bank and its shareholders. IV. DEFENDANTS’ DENIALS OF WRONGDOING AND LIABILITY The Defendants deny Plaintiffs’ allegations and claims in the Derivative Action and any wrongdoing or liability whatsoever. The Defendants are entering into this Stipulation for settlement purposes only and solely to avoid the cost, disruption, and uncertainty of further litigation. The Defendants agree that the Derivative Action was filed in good faith and with an adequate basis in fact, was not frivolous, and is being settled voluntarily. The Defendants have determined that it is desirable and beneficial that the Derivative Action and all of the Parties’ disputes related thereto, be fully and finally settled in the manner and upon the terms and conditions set forth in this Stipulation. Pursuant to the terms set forth below, this Stipulation (including all of the Exhibits hereto) shall in no event be construed as or deemed to be evidence of an admission or concession by the Defendants with respect to any claim of fault, liability, wrongdoing, or damage whatsoever. V. TERMS OF STIPULATION AND AGREEMENT OF SETTLEMENT NOW THEREFORE, IT IS STIPULATED AND AGREED, subject to approval by the Court, by and among Plaintiffs (for themselves and derivatively on behalf of Wells Fargo), by and through their attorneys of record, the Individual Defendants, by and through their respective attorneys of

- 7 - STIPULATION AND AGREEMENT OF COMPROMISE, SETTLEMENT, AND RELEASE 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 record, and Wells Fargo, by and through its attorneys of record, that in exchange for the consideration set forth below, the Released Claims (as defined below) shall be and hereby are fully, finally and forever compromised, settled, released and discontinued, and that the Derivative Action shall be dismissed with prejudice as to the Defendants, upon and subject to the terms and conditions of this Stipulation, as follows. A. Definitions In addition to the terms defined herein, as used in this Stipulation and any Exhibits attached hereto and made a part hereof, the following terms shall have the following meanings: 1. “2016 CFPB Consent Order” means the September 8, 2016 consent order that Wells Fargo Bank, N.A. entered into with the Consumer Financial Protection Bureau. 2. “2016 OCC Consent Order” means the September 6, 2016 consent order that Wells Fargo Bank, N.A. entered into with the Office of the Comptroller of the Currency. 3. “2018 CFPB Consent Order” means the April 20, 2018 consent order that Wells Fargo Bank, N.A. entered into with the Consumer Financial Protection Bureau. 4. “2018 FRB Consent Order” means the February 2, 2018 consent order that Wells Fargo, N.A. entered into with the Board of Governors of the Federal Reserve System. 5. “2018 OCC Consent Order” means the April 20, 2018 consent order that Wells Fargo Bank, N.A. entered into with the Office of the Comptroller of the Currency. 6. “2021 OCC Consent Order” means the September 9, 2021 consent order that Wells Fargo Bank, N.A. entered into with the Office of the Comptroller of the Currency. 7. “2022 CFPB Consent Order” means the December 20, 2022 consent order that Wells Fargo Bank, N.A. entered into with the Consumer Financial Protection Bureau. 8. “Court” means the Superior Court of the State of California, County of San Francisco. 9. “Corporate Governance Reforms” means the corporate actions undertaken by Wells Fargo, as described in Exhibit C. 10. “Current Wells Fargo Shareholders” means any Person who holds of record or beneficially owns Wells Fargo common stock as of the date of the execution of this Stipulation and continues to hold their Wells Fargo common stock as of the date of Settlement Hearing, excluding

- 8 - STIPULATION AND AGREEMENT OF COMPROMISE, SETTLEMENT, AND RELEASE 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 the Individual Defendants, the officers and directors of Wells Fargo, members of their immediate families, and their legal representatives, heirs, successors, or assigns, and any entity in which any of the Individual Defendants has or had a controlling interest. 11. “D&O” and “D&O Policies” means Wells Fargo’s director and officers liability insurance policies. 12. “Defendants” means the Individual Defendants and Wells Fargo. 13. “Derivative Action” means the derivative action captioned Timothy Himstreet, et al. v. Charles W. Scharf, et al., Case No. CGC-22-599223 (Cal. Super. Ct.). 14. “Effective Date” means the first date by which all of the events and conditions specified in paragraph 47 of this Stipulation have been met and have occurred. 15. “Final Date” means the date, following the Court’s Final Judgment and Order of Dismissal, on which the Final Judgment and Order of Dismissal is final and no longer subject to appeal or further review, whether as a result of affirmance on or exhaustion of any possible appeal or review, lapse of time or otherwise; provided, however, and notwithstanding any provision to the contrary in this Settlement, the Final Date shall not include, and the Settlement is expressly not conditioned upon, the approval of attorneys’ fees and expenses to Plaintiffs’ Counsel and/or for Service Awards as contemplated in paragraphs 50 through 54 below or any appeal or further review related thereto. 16. “Final Judgment and Order of Dismissal” means an order entered by the Court, substantially in the form attached hereto as Exhibit B, finally approving the Settlement, Fee and Expense Amount, and Service Awards and dismissing the Derivative Action with prejudice on the merits and without costs to any party (except as provided in paragraph 41 below). 17. “Insurance Agreement” means the agreement, by and among: (i) Wells Fargo; (ii) the Individual Defendants; and (iii) the Insurers, confirming the Insurers’ agreement to pay the Monetary Consideration and those officers’ and directors’ releases of certain insurance claims. 18. “Insurers” means certain insurance companies, who are the remaining excess insurers under Wells Fargo’s directors and officers liability (Side A) insurance coverage maintained for the 2014-2015 policy year.

- 9 - STIPULATION AND AGREEMENT OF COMPROMISE, SETTLEMENT, AND RELEASE 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 19. “Monetary Consideration” means the payment of $100 million to be paid by the Insurers to Wells Fargo as settlement consideration in connection with the Settlement set out in this Stipulation. 20. “Notice” means the Notice of Proposed Settlement of Shareholder Derivative Action and Hearing, substantially in the form attached hereto as Exhibit A-2. 21. “Notice Costs” means the costs and expenses incurred in providing notice of the Settlement to Current Wells Fargo Shareholders. 22. “Person” means any individual, corporation, professional corporation, limited-liability company, partnership, limited partnership, limited-liability partnership, association, joint stock company, estate, legal representative, trust, unincorporated association, government or any political subdivision or agency thereof, and any business or legal entity and their spouses, heirs, predecessors, successors, representatives or assignees. 23. “Plaintiffs” means Timothy Himstreet and Montini Family Trust. 24. “Plaintiffs’ Counsel” means Robbins LLP and Robbins Geller Rudman & Dowd LLP. 25. “Preliminary Approval Order” means an order entered by the Court, substantially in the form attached hereto as Exhibit A, setting forth the date for a Settlement Hearing on the proposed Settlement, approving and directing publication of the Settlement Notice, substantially in the forms attached hereto as Exhibits A-1 (“Summary Notice”) and A-2 (“Notice”), preliminarily approving the Settlement, and preliminarily determining, for purposes of the Settlement only, that the Derivative Action is properly maintained as a shareholder derivative action on behalf of Wells Fargo. 26. “Related Parties” means: (i) as to Wells Fargo, Wells Fargo’s past or present directors and officers, employees, agents, attorneys, personal or legal representatives, consultants, experts, predecessors, successors, parents, subsidiaries, affiliates, divisions, joint ventures, assigns, general or limited partners or partnerships, limited liability companies, any entity in which Wells Fargo has a controlling interest, and all past or present officers, directors and employees of Wells Fargo’s current and former subsidiaries and affiliates, the foregoing to include any Person insured under the D&O Policies; and (ii) as to the Individual Defendants (1) each spouse, immediate family member, heir, executor, estate, administrator, agent, attorney, accountant, auditor, bank, insurer (including the

- 10 - STIPULATION AND AGREEMENT OF COMPROMISE, SETTLEMENT, AND RELEASE 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 Insurers), co-insurer, re-insurer, advisor, consultant, expert, or affiliate of any of them, (2) any trust in respect of which any Individual Defendant, or any spouse or family member thereof serves as a settlor, beneficiary or trustee, and (3) any entity in which an Individual Defendant, or any spouse or immediate family member thereof, holds a controlling interest or for which an Individual Defendant has served as an employee, director, officer, managing director, advisor, general partner, limited partner, or member and any collective investment vehicle which is advised or managed by any of them; provided, however, that the releases set forth in this Stipulation shall in no event release any claims in connection with the D&O Policies or reinsurance of D&O coverage that the Individual Defendants or Wells Fargo may have against any of the Insurers, except as set forth in the Insurance Agreement. 27. “Released Claims” means any and all manner of claims, demands, rights, liabilities, losses, obligations, duties, damages, costs, debts, expenses, interest, penalties, sanctions, fees, attorneys’ fees, actions, potential actions, causes of action, suits, agreements, judgments, decrees, matters, issues and controversies of any kind, nature or description whatsoever, whether known or unknown, disclosed or undisclosed, accrued or unaccrued, apparent or not apparent, foreseen or unforeseen, matured or not matured, suspected or unsuspected, liquidated or not liquidated, fixed or contingent, including Unknown Claims, whether based on state, local, foreign, federal, statutory, regulatory, common or other law or rule, brought or that could be brought derivatively by or on behalf of Wells Fargo against any of the Released Parties, which now or hereafter are based upon, arise out of, relate in any way to, or involve, directly or indirectly, the subject matter of the Derivative Action, including the 2016 CFPB Consent Order, 2016 OCC Consent Order, 2018 FRB Consent Order, 2018 CFPB Consent Order, 2018 OCC Consent Order, 2021 OCC Consent Order, and the 2022 CFPB Consent Order. “Released Claims” does not include: (1) claims to enforce this Settlement; (2) any direct claims on behalf of present or former Wells Fargo shareholders (i.e., not derivative claims); and (3) any claims in connection with the D&O Policies or reinsurance of D&O coverage that the Individual Defendants or Wells Fargo may have against any of the Insurers, except as set forth in the Insurance Agreement.

- 11 - STIPULATION AND AGREEMENT OF COMPROMISE, SETTLEMENT, AND RELEASE 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 28. “Released Parties” means: (i) the Individual Defendants; (ii) Wells Fargo, as the Nominal Defendant; and (iii) the Related Parties. 29. “Releases” means the releases set forth in paragraphs 44 through 46 below; provided, however, that the releases set forth in this Stipulation shall in no event release any claims in connection with the D&O Policies or reinsurance of D&O coverage that the Individual Defendants or Wells Fargo may have against any of the Insurers, except as set forth in the Insurance Agreement. 30. “Service Awards” means the requested awards to Plaintiffs not to exceed $10,000 for each Plaintiff. 31. “Settlement Hearing” means the hearing at which the Court will review the adequacy, fairness and reasonableness of the Settlement, the agreed to Fee and Expense Amount, and the Service Awards for Plaintiffs, and determine whether to enter the Final Judgment and Order of Dismissal. 32. “Stipulation” means this Stipulation and Agreement of Compromise, Settlement, and Release dated February 28, 2025. 33. “Summary Notice” means the Summary Notice of Proposed Settlement of Shareholder Derivative Action and Hearing, substantially in the form attached hereto as Exhibit A-1. 34. “Unknown Claims” means any claims covered by the Releases which Plaintiffs, Individual Defendants, Wells Fargo, or any of the Current Wells Fargo Shareholders do not know or suspect to exist in his, her, or its favor at the time of the Releases, including, without limitation, those which, if known, might have affected the decision to enter into or object to the Settlement. With respect to any and all Releases, and although the Settlement provides for a specific release of the Released Parties, the Parties stipulate and agree that, upon the Effective Date, Plaintiffs, Individual Defendants, Wells Fargo, and each of the Current Wells Fargo Shareholders shall be deemed to have, and by operation of the Final Judgment and Order of Dismissal shall have, waived the provisions, rights, and benefits of California Civil Code §1542, which provides: A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS THAT THE CREDITOR OR RELEASING PARTY DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE AND THAT, IF KNOWN BY HIM OR HER, WOULD HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR OR RELEASED PARTY.

- 12 - STIPULATION AND AGREEMENT OF COMPROMISE, SETTLEMENT, AND RELEASE 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 Plaintiffs, Individual Defendants, Wells Fargo, and each of the Current Wells Fargo Shareholders shall be deemed to have, and by operation of the Final Judgment and Order of Dismissal shall have, waived any and all provisions, rights, and benefits conferred by any law of any jurisdiction, state or territory of the United States, or principle of common law, which is similar, comparable, or equivalent to California Civil Code §1542. Even if any of Plaintiffs, Individual Defendants, Wells Fargo, or the Current Wells Fargo Shareholders hereafter discovers facts in addition to or different from those which he, she, or it now knows or believes to be true with respect to the claims covered by the Releases, upon the Court’s entry of the Final Judgment and Order of Dismissal, Plaintiffs, Individual Defendants, Wells Fargo, and each of the Current Wells Fargo Shareholders shall be deemed to have, and by operation of the Final Judgment and Order of Dismissal shall have, fully, finally, and forever settled and released any and all claims covered by the Releases, whether those claims are known or unknown, suspected or unsuspected, contingent or non-contingent, accrued or unaccrued, concealed or hidden, which now exist, or heretofore have existed upon any theory of law or equity now existing or coming into existence in the future, including, but not limited to, conduct which is negligent, intentional, with or without malice, or a breach of any duty, law or rule, without regard to the subsequent discovery or existence of such different or additional facts. The Parties shall be deemed by operation of the Final Judgment and Order of Dismissal to have acknowledged that the foregoing waivers were separately bargained for and are key elements of the Settlement of which this release is a part. B. Settlement Monetary Consideration 35. In consideration of the full settlement, satisfaction, compromise, and release of the Released Claims, the Monetary Consideration of $100 million shall be paid by the Insurers on behalf of the Individual Defendants to Wells Fargo. The Insurers shall cause the Monetary Consideration to be paid to Wells Fargo within fifteen (15) calendar days of the Effective Date. 36. In addition, Plaintiffs and Wells Fargo have agreed and acknowledge that the filing and prosecution of the Derivative Action, including the filing and litigation of Plaintiffs’ claims in the Northern District Action, were significant factors taken into account by Wells Fargo in

- 13 - STIPULATION AND AGREEMENT OF COMPROMISE, SETTLEMENT, AND RELEASE 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 implementing the Corporate Governance Reforms described in Exhibit C. Plaintiffs and Wells Fargo agree that the Corporate Governance Reforms have conferred significant benefits to Wells Fargo. C. Preliminary Approval and Notice Procedure 37. Promptly after execution of this Stipulation, Plaintiffs will submit this Stipulation, together with its exhibits, to the Court and request entry of the Preliminary Approval Order, seeking, inter alia, (a) preliminary approval of the Settlement set forth herein; (b) approval of the form and manner of providing notice of the Settlement to Current Wells Fargo Shareholders, as set forth in the Notice and Summary Notice; and (c) a date for the Settlement Hearing. 38. Notice to Current Wells Fargo Shareholders shall consist of the Notice, which includes the general terms of the Settlement set forth in this Stipulation and the date of the Settlement Hearing substantially in the form attached hereto as Exhibit A-2, as well as Summary Notice, substantially in the form attached hereto as Exhibit A-1. 39. Within five (5) business days after the entry of the Preliminary Approval Order, notice shall be provided to Current Wells Fargo Shareholders in the following manner (or in such other manner directed by the Court): (i) Wells Fargo shall publish the Summary Notice, substantially in the form of Exhibit A-1 hereto, in The Wall Street Journal; (ii) Wells Fargo shall cause the Stipulation of Settlement and Notice to be published in a Current Report on Form 8-K with the Securities and Exchange Commission; and (iii) Wells Fargo shall cause the Stipulation and the Notice, substantially in the form of Exhibit A-2 hereto, to be made electronically available on the “Investor Relations” page of the Company’s website, https://www.wellsfargo.com/about/investor-relations, the address of which shall be contained in the Notice and Summary Notice. The Parties believe the content and manner of the notice, as set forth in this paragraph, constitutes adequate and reasonable notice to Current Wells Fargo Shareholders pursuant to applicable law and due process. 40. At least five (5) business days prior to the Settlement Hearing, counsel for Wells Fargo shall file with the Court an appropriate affidavit or declaration with respect to filing and posting the Notice and Summary Notice.

- 14 - STIPULATION AND AGREEMENT OF COMPROMISE, SETTLEMENT, AND RELEASE 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 41. Wells Fargo shall undertake the administrative responsibility for giving notice to Current Wells Fargo Shareholders as ordered by the Court and shall be solely responsible for paying all Notice Costs. 42. Plaintiffs will also request that at least 45 calendar days after the Settlement Notice is disseminated, the Court hold a Settlement Hearing to consider and determine whether the Final Judgment and Order of Dismissal should be entered: (a) approving the terms of the Settlement as fair, reasonable, and adequate; and (b) dismissing the Action with prejudice. 43. Until the Effective Date, all proceedings and discovery in the Action shall be stayed except as otherwise provided herein, and the Parties shall not file or prosecute any other action or proceeding relating to the Settlement. D. Releases 44. As of the Final Date, Plaintiffs, Wells Fargo (on behalf of itself and each of its Related Parties), and by operation of law Wells Fargo’s shareholders shall and hereby do completely, fully, finally and forever release, relinquish, settle, and discharge each and all of the Released Parties from and with respect to any and all of the Released Claims (including the Unknown Claims), and will be forever barred from commencing, instituting or prosecuting any action or proceeding, in any forum, asserting any of the Released Claims against any of the Released Parties. 45. As of the Final Date, Wells Fargo and the Individual Defendants, individually and collectively, shall and hereby do completely, fully, finally and forever release, relinquish, settle, and discharge each and all of the Plaintiffs and Plaintiffs’ Counsel from and with respect to any and all claims arising out of or relating to the initiation, prosecution, and resolution of the Derivative Action, and the Northern District Action, excepting any claim to enforce the Stipulation or Settlement. 46. Nothing herein shall in any way impair or restrict the rights of any Party to enforce the terms of this Stipulation. E. Conditions of Settlement 47. The Effective Date shall be conditioned on the occurrence of all of the following events:

- 15 - STIPULATION AND AGREEMENT OF COMPROMISE, SETTLEMENT, AND RELEASE 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 (a) The Wells Fargo Board of Directors has approved the Settlement and each of its terms, including the separately negotiated Fee and Expense Amount; (b) The Court has entered the Final Judgment and Order of Dismissal, substantially in the form of Exhibit B attached hereto; and (c) The occurrence of the Final Date. 48. If any of the conditions specified above in paragraph 47 are not met, then the Settlement (including the Releases) shall be null and void and of no force and effect, unless otherwise agreed to by the Parties in accordance with paragraph 73 herein. 49. If for any reason the Effective Date of this Stipulation does not occur, or if this Stipulation is in any way canceled, terminated, or otherwise fails to become effective for any reason: (a) the Parties shall be deemed to be in the respective positions they were in prior to the execution of this Stipulation; (b) all releases delivered in connection with this Stipulation shall be null and void; (c) Wells Fargo shall return to the Insurers any payment made to Wells Fargo pursuant to paragraph 35 herein; (d) the Fee and Expense Amount paid to Plaintiffs’ Counsel shall be refunded and returned in accordance with paragraph 56; and (e) all negotiations, proceedings, documents prepared, and statements made in connection with this Stipulation shall be without prejudice to the Parties, shall not be deemed or construed to be an admission by a Party of any act, matter, or proposition and shall not be used in any manner for any purpose (other than to enforce the terms remaining in effect) in any subsequent proceeding in the Derivative Action or in any other action or proceeding. If the Effective Dates does not occur, the terms and provisions of this Stipulation shall have no further force and effect with respect to the Parties and shall not be used in any other proceeding for any purpose, and any judgment or orders entered by the Court in accordance with the terms of this Stipulation shall be treated as vacated, nunc pro tunc. F. Plaintiffs’ Counsel’s Separately Negotiated Attorneys’ Fees and Plaintiffs’ Service Awards 50. After negotiating the principal terms of the Settlement, Plaintiffs’ Counsel and counsel for Wells Fargo, with the assistance of Judge Phillips, separately negotiated the attorneys’ fees and expenses the Company would pay to Plaintiffs’ Counsel. In light of the substantial benefits conferred

- 16 - STIPULATION AND AGREEMENT OF COMPROMISE, SETTLEMENT, AND RELEASE 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 by Plaintiffs’ Counsel’s efforts, Wells Fargo has agreed to pay an award of attorneys’ fees and expenses to Plaintiffs’ Counsel in the total amount of $33,333,333 (thirty-three million, three- hundred-thirty-three thousand, three-hundred-thirty-three dollars), in the form of the equivalent value of Wells Fargo common stock, such value measured as set forth in paragraphs 51-52 below, subject to Court approval (the “Fee and Expense Amount”). All such shares shall be duly and validly issued, fully paid, non-assessable, free from all liens and encumbrances (except as set forth herein), and freely tradeable as provided herein. The independent directors of Wells Fargo’s Board, in the good faith exercise of their business judgment, have approved the agreed-to Fee and Expense Amount in light of the substantial benefits conferred upon Wells Fargo as a result of the Settlement and Plaintiffs’ Counsel’s efforts in this litigation. 51. The Fee and Expense Amount or such other amount as may be awarded by the Court shall constitute final and complete payment for Plaintiffs’ attorneys’ fees and expenses that have been incurred or will be incurred in connection with the Derivative Action. The Parties acknowledge and agree that any fees and expenses awarded by the Court in the Derivative Action shall be paid by Wells Fargo, in the form of a whole number of shares of Wells Fargo common stock equal to the Fee and Expense Amount divided by the volume weighted average price per share of Wells Fargo common stock on NYSE (as reported by Bloomberg L.P. or, if not reported therein, in another authoritative source mutually selected by Wells Fargo and Plaintiffs’ Counsel) over the ten (10) trading days preceding the date of the Final Judgment and Order of Dismissal (with the resulting number of shares being rounded, if necessary, to the nearest whole number (0.5 being rounded upwards)), within thirty (30) calendar days of the Final Judgment and Order of Dismissal (and subject to provision by Plaintiffs’ Counsel of all required funding information and tax identification numbers), and notwithstanding the existence of any timely filed objections thereto, or potential for appeal therefrom, or collateral attack on the Settlement or any part thereof. 52. Wells Fargo agrees that if the total equivalent value of Wells Fargo common stock payable under the Fee and Expense Amount, based on the per share trading price of Wells Fargo common stock on NYSE (as reported by Bloomberg L.P. or, if not reported therein, in another authoritative source mutually selected by Wells Fargo and Plaintiffs’ Counsel) at the end of the

- 17 - STIPULATION AND AGREEMENT OF COMPROMISE, SETTLEMENT, AND RELEASE 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 trading day preceding the day the fee award is paid, declines below $33 million (thirty-three million dollars), Wells Fargo shall contribute to the Fee and Expense Amount an amount representing the difference between $33 million and that lower amount. This contribution shall be made on the same date for payment in the directly preceding paragraph and can be made in cash or Wells Fargo common stock. If the contribution is made using Wells Fargo common stock, the number of shares shall be calculated based on the per share trading price of Wells Fargo common stock on NYSE (as reported by Bloomberg L.P. or, if not reported therein, in another authoritative source mutually selected by Wells Fargo and Plaintiffs’ Counsel) at the end of the trading day preceding the day of the fee award. 53. The Parties further stipulate that Plaintiffs’ Counsel may seek Service Awards not to exceed $10,000 for each Plaintiff, only to be paid upon Court approval, and to be paid from Plaintiffs’ Counsel’s Fee and Expense Amount in recognition of the benefit Plaintiffs helped create for Wells Fargo. The failure of the Court to approve any requested service award, in whole or in part, shall have no effect on the Settlement. Neither Wells Fargo nor any of the Individual Defendants shall be liable for any portion of any service award. 54. Wells Fargo and the Parties’ counsel shall obtain Court approval of the payment of the Fee and Expense Amount in shares of Wells Fargo common stock and shall take any and all necessary actions required to exempt such shares from the registration requirements of the Securities Act of 1933 under Section 3(a)(10) thereof (“Section 3(a)(10)”), including, but not limited to: (i) advising the Court that the shares of Wells Fargo common stock constituting the Fee and Expense Amount will be issued in reliance upon the Section 3(a)(10) exemption based on the Court’s approval of the transaction; (ii) causing the Court to hold a hearing on the fairness of the terms and conditions of the payment of the Fee and Expense Amount; (iii) providing the Persons to whom the shares of Wells Fargo common stock in the Fee and Expense Amount are to be issued with adequate notice of such hearing; and (iv) ensuring that there are no improper impediments to the appearance by the Persons identified in (iii) above to appear at such hearing. The issuance of the Wells Fargo stock in the Fee and Expense Amount under Section 3(a)(10) is expressly conditioned upon and subject to the Court finding at such hearing that the payment of the Fee and Expense Amount as attorneys’ fees in shares

- 18 - STIPULATION AND AGREEMENT OF COMPROMISE, SETTLEMENT, AND RELEASE 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 of Wells Fargo common stock is fair, both substantively and procedurally, to the Persons to whom the shares of Wells Fargo common stock in the Fee and Expense Amount are to be issued. 55. Neither the resolution of, nor any ruling regarding, Fee and Expense Amount or the Service Awards, shall be a precondition to the Settlement or the Final Judgment and Order of Dismissal in accordance with the terms of this Stipulation. The Court may consider and rule upon the fairness, reasonableness, and adequacy of the Settlement independently of the Service Awards, the Fee and Expense Amount, or any fee award, and any failure of the Court to approve the Fee and Expense Amount or the Service Awards in whole or in part shall have no impact on the effectiveness of the Settlement. Notwithstanding anything in this Stipulation to the contrary, the Settlement, including the Releases and the other obligations of the Parties under the Settlement (except with respect to the payment of attorneys’ fees and expenses), shall not be conditioned upon or subject to the resolution of any appeal from any order, if such appeal relates solely to the issue of any Service Award or award of attorneys’ fees or expenses. 56. Defendants and their counsel shall have no responsibility for, and no liability whatsoever with respect to, the allocation of the fees or expenses awarded by the Court among Plaintiffs’ Counsel and/or to any other person who may assert some claim thereto. Any dispute regarding any allocation of fees or expenses among Plaintiffs’ Counsel shall have no effect on the Settlement. The payment of any fees and expenses by Wells Fargo shall be subject to Plaintiffs’ Counsel’s several obligation to make appropriate refunds or repayments of the fees received, if, as a result of any further proceedings or collateral attack, the amount of the fee awarded is reduced, the conditions of settlement set forth in paragraph 47 are not satisfied, the judgment of dismissal as contemplated in the Settlement is not accorded full effect, or the Defendants withdraw from the Settlement in accordance with the terms of this Stipulation. The Parties agree that the Court shall have and retain exclusive and continuing jurisdiction in the event of any claim by or on behalf of any non-party shareholders or their counsel for attorneys’ fees or costs in connection with the prosecution of any cause of action related to the Released Claims.

- 19 - STIPULATION AND AGREEMENT OF COMPROMISE, SETTLEMENT, AND RELEASE 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 G. Cooperation 57. The Parties and their respective counsel agree to cooperate fully with one another in seeking the Court’s approval of the Settlement and to use their best efforts to effect the consummation of this Stipulation and the Settlement (including, but not limited to, resolving any objections raised with respect to the Settlement). 58. Without further order of the Court, the Parties may agree to reasonable extensions of time to carry out any of the provisions of this Stipulation. H. Stipulation Not an Admission 59. The existence of this Stipulation, its contents and any negotiations, statements or proceedings in connection therewith will not be argued to be, and will not be construed or deemed to be, a presumption, concession or admission by any of the Released Parties or any other Person of any fault, liability or wrongdoing as to any facts or claims alleged or asserted in the Derivative Action; or that Wells Fargo, Plaintiffs or Plaintiffs’ Counsel, any present or former shareholders of Wells Fargo or any other Person, have suffered any damage attributable in any manner to any of the Released Parties. Nor shall the existence of this Stipulation and its contents or any negotiations, statements or proceedings in connection therewith be construed as a presumption, concession or admission by Plaintiffs or Plaintiffs’ Counsel of any lack of merit of the Released Claims, or that Wells Fargo has not suffered cognizable damages caused by Defendants. The existence of the Stipulation, its contents or any negotiations, statements or proceedings in connection therewith, shall not be offered into evidence or referred to, interpreted, construed, invoked or otherwise used by any Person for any purpose in the Derivative Action or otherwise, except as may be necessary to effectuate the Settlement. This provision shall remain in force in the event that the Settlement is terminated for any reason whatsoever. Notwithstanding the foregoing, any of the Released Parties may file this Stipulation or any judgment or order of the Court related hereto in any other action that has been or may in the future be brought against them, in order to support any and all defenses or counterclaims based on res judicata, collateral estoppel, release, good-faith settlement, judgment bar or reduction or any other theory of claim preclusion or issue preclusion or similar defense or counterclaim, or as necessary for any of the Released Parties to pursue their rights under any insurance policy.

- 20 - STIPULATION AND AGREEMENT OF COMPROMISE, SETTLEMENT, AND RELEASE 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 I. Confidentiality 60. All agreements made and orders entered during the course of the Derivative Action relating to the confidentiality of information shall survive this Stipulation. J. No Waiver 61. Any failure by any Party to insist upon the strict performance by any other Party of any of the provisions of this Stipulation shall not be deemed a waiver of any of the provisions hereof, and such Party, notwithstanding such failure, shall have the right thereafter to insist upon the strict performance of any and all of the provisions of this Stipulation by such other Party. 62. No waiver, express or implied, by any Party of any breach or default in the performance by another Party of its obligations under this Stipulation shall be deemed or construed to be a waiver of any other breach, whether prior, subsequent, or contemporaneous, under this Stipulation. K. Authority 63. This Stipulation will be executed by the Parties’ counsel, each of whom represents and warrants that they have been duly authorized and empowered to execute this Stipulation on behalf of such Party, and that it shall be binding on such Party in accordance with its terms. L. Successors and Assigns 64. This Stipulation is, and shall be, binding upon, and inure to the benefit of, the Parties and their respective agents, executors, administrators, heirs, successors and assigns; provided, however, that no Party shall assign or delegate its rights or responsibilities under this Stipulation without the prior written consent of the other Parties. M. Governing Law and Forum 65. This Stipulation, and any dispute arising out of or relating in any way to this Stipulation, whether in contract, tort or otherwise, shall be governed by and construed in accordance with the laws of the State of California, without regard to conflict-of-laws principles. Each of the Parties: (i) irrevocably submits to the personal jurisdiction of the Superior Court of the State of California, County of San Francisco, as well as to the jurisdiction of all courts to which an appeal may be taken from such court, in any suit, action or proceeding arising out of or relating to this

- 21 - STIPULATION AND AGREEMENT OF COMPROMISE, SETTLEMENT, AND RELEASE 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 Stipulation and/or the Settlement; (ii) agrees that all claims in respect of such suit, action, or proceeding shall be brought, heard, and determined exclusively in the Court; (iii) agrees that it shall not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from such court; and (iv) agrees not to bring any action or proceeding arising out of or relating to this Stipulation in any other court, other than a motion to dismiss the related actions pending in the Northern District of California and the Delaware Court of Chancery (and in the event such motions are denied whatever additional motions or litigation are necessary to resolve such actions). Each of the Parties waives any defense of inconvenient forum to the maintenance of any action or proceeding brought in accordance with this Paragraph. Each of the Parties further agrees to waive any bond, surety, or other security that might be required of any other Party with respect to any such action, or proceeding, including an appeal thereof; such waiver is not applicable to any bond, surety, or other security that might be required of a nonparty objector to the Final Judgment and Order of Dismissal. Each of the Parties further consents and agrees that process in any such suit, action, or proceeding may be served on such Party by certified mail, return receipt requested, addressed to such Party or such Party’s registered agent in the state of its incorporation or organization, or in any other manner provided by law, and in the case of Plaintiffs by giving such written notice to Plaintiffs’ Counsel at their addresses set forth in the signature blocks below. N. Warranty 66. Plaintiffs’ Counsel each represents, on behalf of their respective clients, that (i) their clients have been continuous shareholders of Wells Fargo at all times relevant to the allegations in the Operative Complaint and through the date of this Stipulation; and (ii) none of the Released Claims has been assigned, encumbered, or in any manner transferred in whole or in part, and that they and their respective clients will not attempt to assign, encumber, or in any manner transfer in whole or in part any of the Released Claims. 67. Each Party represents and warrants that the Party has made such investigation of the facts pertaining to the Settlement provided for in this Stipulation, and all of the matters pertaining thereto, as the Party deems necessary and advisable.

- 22 - STIPULATION AND AGREEMENT OF COMPROMISE, SETTLEMENT, AND RELEASE 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 O. Entire Agreement 68. This Stipulation and the attached Exhibits constitute the entire agreement among the Parties with respect to the subject matter hereof and supersede all prior or contemporaneous oral or written agreements, understandings or representations among the Parties with respect to the subject matter hereof. All of the Exhibits hereto are incorporated by reference as if set forth herein verbatim, and the terms of all Exhibits are expressly made part of this Stipulation. P. Interpretation 69. Each term of this Stipulation is contractual and not merely a recital. 70. This Stipulation will be deemed to have been mutually prepared by the Parties and will not be construed against any of them by reason of authorship. 71. This Stipulation and Exhibits hereto shall be considered to have been negotiated, executed and delivered, and to be wholly performed, in the State of California. 72. The terms and provisions of this Stipulation are intended solely for the benefit of the Parties, and their respective successors and permitted assigns, and it is not the intention of the Parties to confer third-party beneficiary rights or remedies upon any other Person, except with respect to (a) any attorneys’ fees and expenses to be paid to Plaintiffs’ Counsel pursuant to the terms of this Stipulation; and (b) the Released Parties who are not signatories hereto, and who shall be third-party beneficiaries under this Stipulation entitled to enforce it in accordance with its terms. Q. Amendments 73. This Stipulation may not be amended, changed, waived, discharged, or terminated (except as explicitly provided herein), in whole or in part, except by an instrument in writing signed by the Parties to this Stipulation. Any such written instrument signed by the Parties shall be effective upon approval of the Court, without further notice to Wells Fargo shareholders, unless the Court requires such notice. R. Counterparts 74. This Stipulation may be executed in any number of actual, telecopied or electronically mailed counterparts and by each of the different Parties on several counterparts, each of which when so executed and delivered will be an original. This Stipulation will become effective when the actual

- 23 - STIPULATION AND AGREEMENT OF COMPROMISE, SETTLEMENT, AND RELEASE 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 or telecopied counterparts have been signed by each of the Parties to this Stipulation and delivered to the other Parties. The executed signature page(s) from each actual, telecopied or electronically mailed counterpart may be joined together and attached and will constitute one and the same instrument. S. Compliance with State and Federal Laws 75. In entering into this Stipulation, the Parties agree that throughout the course of the litigation, all parties and their counsel complied with the provisions of California Code of Civil Procedure §128.7 and similar federal law provisions, including Federal Rule of Civil Procedure 11. IN WITNESS WHEREOF, the Parties have caused this Stipulation, dated as of February 28, 2025, to be executed by their duly authorized attorneys. ROBBINS LLP BRIAN J. ROBBINS (190264) CRAIG W. SMITH (164886) SHANE P. SANDERS (237146) GEORGE C. AGUILAR (126535) MICHAEL J. NICOUD (272705) s/ George C. Aguilar GEORGE C. AGUILAR 5060 Shoreham Place, Suite 300 San Diego, CA 92122 Telephone: 619/525-3990 619/525-3991 (fax) brobbins@robbinsllp.com csmith@robbinsllp.com ssanders@robbinsllp.com gaguilar@robbinsllp.com mnicoud@robbinsllp.com ROBBINS GELLER RUDMAN & DOWD LLP RANDALL J. BARON (150796) BENNY C. GOODMAN III (211302) DAVID A. KNOTTS (235338) LION WINTEMUTE (339357) 655 West Broadway, Suite 1900 San Diego, CA 92101 Telephone: 619/231-1058 619/231-7423 (fax) randyb@rgrdlaw.com bennyg@rgrdlaw.com dknotts@rgrdlaw.com lwintemute@rgrdlaw.com

- 24 - STIPULATION AND AGREEMENT OF COMPROMISE, SETTLEMENT, AND RELEASE 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 ROBBINS GELLER RUDMAN & DOWD LLP SHAWN A. WILLIAMS TAEVA C. SHEFLER Post Montgomery Center One Montgomery Street, Suite 1800 San Francisco, CA 94104 Telephone: 415/288-4545 415/288-4534 (fax) shawnw@rgrdlaw.com tshefler@rgrdlaw.com Counsel for Plaintiffs SULLIVAN & CROMWELL LLP BRENDAN P. CULLEN (SBN 194057) SVERKER K. HOGBERG (SBN 244640) s/ Brendan P. Cullen BRENDAN P. CULLEN 550 Hamilton Avenue Palo Alto, CA 94301 Telephone: 650/461-5600 650/461-5700 (fax) cullenb@sullcrom.com hogbergs@sullcrom.com SULLIVAN & CROMWELL LLP CHRISTOPHER M. VIAPIANO OLIVER W. ENGEBRETSON-SCHOOLEY 1700 New York Avenue N.W., Suite 700 Washington, D.C. 20006 Telephone: 202/856-7500 202/293-6330 (fax) viapianoc@sullcrom.com engebretsono@sullcrom.com SULLIVAN & CROMWELL LLP LEONID TRAPS 125 Broad Street New York, NY 1004 Telephone: 212/558-4000 212/558-3588 (fax) trapsl@sullcrom.com Counsel for Nominal Defendant Wells Fargo & Company

- 25 - STIPULATION AND AGREEMENT OF COMPROMISE, SETTLEMENT, AND RELEASE 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 WILLKIE FARR & GALLAGHER LLP TODD G. COSENZA CHARLES CORDING s/ Todd G. Cosenza TODD G. COSENZA 787 Seventh Avenue New York, NY 10019 Telephone: 212/728-8000 tcosenza@willkie.com ccording@willkie.com WILLKIE FARR & GALLAGHER LLP ALEXANDER L. CHENEY (SBN 302157) TIFFANY LIN (SBN 321472) 333 Bush Street San Francisco, CA 94104 Telephone: 415/858-7400 415/858-7599 (fax) acheney@willkie.com tlin@willkie.com Counsel for Defendants Charles H. Noski, Donald M. James, Suzanne M. Vautrinot, Ronald L. Sargent, Juan A. Pujadas, Celeste A. Clark, Theodore F. Craver, Jr., Maria R. Morris, Wayne M. Hewett, and Richard B. Payne, Jr. CRAVATH, SWAINE & MOORE LLP KARIN A. DEMASI s/ Karin A. Demasi KARIN A. DEMASI 375 Ninth Avenue New York, NY 10001 Telephone: 212/474-1000 212/474-1150 (fax) kdemasi@cravath.com MUNGER, TOLLES & OLSON LLP BRYAN H. HECKENLIVELY (SBN 279140) 560 Mission Street, 27th Floor San Francisco, CA 94105 Telephone: 415/512-4000 415/512-4077 (fax) Bryan.Heckenlively@mto.com Counsel for Defendant C. Allen Parker

- 26 - STIPULATION AND AGREEMENT OF COMPROMISE, SETTLEMENT, AND RELEASE 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 ALLEN OVERY SHEARMAN STERLING US LLP JOHN GUELI (SBN 171914) s/ John Gueli JOHN GUELI 599 Lexington Avenue New York, NY 10022 Telephone: 212/848-4000 212/848-7179 (fax) JGueli@aoshearman.com Counsel for Defendant Elizabeth Duke DEBEVOISE & PLIMPTON LLP JOSH A. COHEN (SBN 217853) s/ Josh A. Cohen JOSH A. COHEN 650 California Street San Francisco, CA 94108 Telephone: 415/738-5700 jacohen@debevoise.com Counsel for Defendant Timothy J. Sloan CLEARY GOTTLIEB STEEN & HAMILTON LLP VICTOR L. HOU MARK E. MCDONALD s/ Victor L. Hou VICTOR L. HOU One Liberty Plaza New York, NY 10006 Telephone: 212/225-2000 vhou@cgsh.com memcdonald@cgsh.com

- 27 - STIPULATION AND AGREEMENT OF COMPROMISE, SETTLEMENT, AND RELEASE 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 CLEARY GOTTLIEB STEEN & HAMILTON LLP JENNIFER KENNEDY PARK (SBN 344888) 1841 Page Mill Rd, Suite 250 Palo Alto, CA 94304 Telephone: 650/815-4130 jkpark@cgsh.com Counsel for Defendant Charles W. Scharf